                                                                  EXHIBIT 10(l)

                            ELEVENTH AMENDMENT TO
            AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

     Eleventh Amendment to Amended and Restated Agreement of Limited Partnership (the "Amendment"), dated as of September 11, 1997, among the undersigned parties.

                               R E C I T A L S:

     WHEREAS, a Delaware limited partnership known as GGP Limited Partnership exists pursuant to that certain Amended and Restated Agreement of Limited Partnership dated July 27, 1993, as amended by that certain First Amendment thereto dated May 23, 1995, that certain Second Amendment thereto dated July 13, 1995, that certain Third Amendment thereto dated as of May 21, 1996, that certain Fourth Amendment thereto dated as of August 30, 1996, that certain Fifth Amendment thereto dated as of October 4, 1996, that certain Sixth Amendment thereto dated as of November 27, 1996, that certain Seventh Amendment thereto dated as of December 6, 1996, that certain Eighth Amendment thereto dated as of June 19, 1997, that certain Ninth Amendment thereto dated as of August 8, 1997 and that certain Tenth Amendment thereto dated as of September 8, 1997 (the "Initial Partnership Agreement");

     WHEREAS, on the date hereof, General Growth Properties, Inc., a Delaware corporation and the general partner of the Partnership (the "General Partner"), sold 577,680 shares of its common stock, $.10 par value per share, to Smith Barney Inc. and received proceeds of $18,830,562.75 (the "Proceeds");

     WHEREAS, pursuant to the Initial Partnership Agreement, the General Partner has made, as of the date hereof, an additional contribution to the capital of the Partnership in the amount of the Proceeds; and

     WHEREAS, the parties hereto, being the general partner of the Partnership and a majority in interest of other partners of the Partnership, desire to amend the Initial Partnership Agreement to reflect the foregoing and certain other understandings as set forth herein.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Capitalized terms used but not defined herein shall have the meanings set forth in the Initial Partnership Agreement, as amended hereby.

     2. The issuance of 577,680 additional Units to the General Partner in consideration of the contribution of the Proceeds to the capital of the Partnership is hereby approved, and any and all notices relating thereto are hereby waived. The Partnership shall bear all expenses incurred by the Company in connection with the issuance of the Shares.

     3. Exhibit A of the Initial Partnership Agreement is hereby deleted and Exhibit A in the form attached to this Amendment is hereby inserted in lieu thereof. The parties hereby acknowledge that, for purposes of Sections 6.11 and 13.7 of the Initial Partnership Agreement, as amended hereby, the Bucksbaum Limited Partners include M.B. Capital Partners III and its successors and assigns.

     4. Except as specifically set forth herein, the Initial Partnership Agreement shall remain in full force and effect.

     5. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware (without regard to its conflicts of law principles).

     6. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute the same document.

     7. This Amendment shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

GENERAL PARTNER:

GENERAL GROWTH PROPERTIES, INC.,
  a Delaware corporation


By:
   --------------------------------
   Its:
       ----------------------------

LIMITED PARTNERS:

M.B. CAPITAL PARTNERS III, a South
Dakota general partnership


By:  GENERAL TRUST COMPANY, not
     individually but solely as Trustee
     of Martin Investment Trust G, a partner


     By:___________________________
        Its:_______________________

                                  EXHIBIT A

                                   PARTNERS



                                     Number
                                      of           Percentage
   General Partner:                  Units          Interest
   ----------------                  -----          --------
   General Growth                35,373,612.0000     65.9198
     Properties, Inc.

   Limited Partners:
   -----------------

   M.B. Capital Partners III     15,571,609.6062     29.0182

   Stanley Richards
   Revocable Trust                  149,706.3938      0.2790

   Joe W. Lowrance                   57,620.0000      0.1074

   LWLDA Limited Partnership         45,223.0000      0.0843

   Brent M. Milgrom                  57,620.0000      0.1074

   GDC/A&B Limited Partnership       45,223.0000      0.0843

   Edward S. Brown                   38,098.0000      0.0710

   Edward S. Brown and Susan
    Garber, Husband and Wife,
    as Tenants by the Entirety       40,846.0000      0.0761

   Lawrence A. Brown                 17,647.0000      0.0329

   Merrill H.J. Roth                 29,024.0000      0.0541

   The Roth Family                   22,308.0000      0.0416
    Limited Partnership

   Arthur B. Morgenstern             54,625.0000      0.1018

   Joseph Straus, Jr.                78,017.0000      0.1454

   HIA Limited Partnership          107,080.0000      0.1995

   Morgenstern, Rounick-Weiner       63,422.0000      0.1182
    Associates

   Marvin Rounick and
    Judy Rounick, Husband
    and Wife, as Tenants-by-
    the-Entirety                     55,670.0000      0.1037

   Joint Revocable Trust of
    Warren and Penny Weiner          18,557.0000      0.0346

   Irrevocable Trust of
    Warren Weiner dated
    January 24, 1978 F/B/O
    Robyn Weiner                     18,557.0000      0.0346

   Irrevocable Trust of
    Warren Weiner dated
    January 24, 1978 F/B/O
    Kimberly Weiner                  18,557.0000      0.0346

   Forbes/Cohen Properties          801,842.0000      1.4943

   Jackson Properties               346,795.0000      0.6463

   Lakeview Square Properties       296,363.0000      0.5523

   CA Southlake Investors, Ltd.     353,537.0000      0.6588
                                    ------------      ------

   Total Units:                  53,661,559.0000    100.0000
                                 ===============  ==========


                                      2